UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02032

MFS SERIES TRUST XVI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

June 30, 2016

MFS® GLOBAL MULTI-ASSET FUND

GMA-ANN

MFS® GLOBAL MULTI-ASSET FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Global headwinds continue to restrain growth and profits, though developed market equities have remained resilient, underpinned by record-low interest rates. Rates are likely to stay low over the medium term, as many central banks have implemented accommodative monetary policies in an effort to reinvigorate their economies. Markets will have to deal with an additional headwind in the coming months and years as investors grapple with the fallout from the United Kingdom’s decision to leave the European Union. That process will take a considerable period of time to play out against a highly uncertain backdrop. Weakness in the pound sterling in the wake of the referendum has been a welcome shock absorber for UK financial markets.

Emerging markets have been beneficiaries of firmer commodity prices and diminishing fears of sharply higher interest rates from the U.S. Federal Reserve. China remains a source of concern for investors, as overcapacity in its manufacturing sector inhibits the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

August 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)	Net Market Exposure (c)
Fixed Income (excluding inflation-adjusted)	U.S.	20.7%	9.4%	30.1%
	Europe ex-U.K.	8.6%	4.1%	12.7%
	United Kingdom	1.3%	4.5%	5.8%
	Emerging Markets	1.1%	0.0%	1.1%
	Supranational	0.2%	0.0%	0.2%
	Japan	3.8%	(6.5)%	(2.7)%
	Asia/Pacific ex-Japan	1.8%	(7.6)%	(5.8)%
	North America ex-U.S.	1.7%	(11.7)%	(10.0)%
	Total	39.2%	(7.8)%	31.4%
Equities	Emerging Markets	1.9%	6.4%	8.3%
	U.S. Large Cap	17.5%	(10.1)%	7.4%
	United Kingdom	1.6%	5.3%	6.9%
	Asia/Pacific ex-Japan	0.9%	4.4%	5.3%
	Europe ex-U.K.	3.7%	(1.0)%	2.7%
	North America ex-U.S.	0.0%	2.2%	2.2%
	U.S. Small/Mid Cap	1.2%	(0.5)%	0.7%
	Japan	2.4%	(6.9)%	(4.5)%
	Total	29.2%	(0.2)%	29.0%
Commodity-related	Commodity-related	15.9%	0.0%	15.9%
Fixed Income (inflation-adjusted)	U.S.	14.1%	0.0%	14.1%
Real Estate-related	U.S.	3.2%	0.0%	3.2%
	Non-U.S.	3.1%	0.0%	3.1%
	Total	6.3%	0.0%	6.3%
Cash	Cash & Cash Equivalents (d)	7.8%	1.5%	9.3%
	Other (e)	(14.7)%	8.7%	(6.0)%
	Total	(6.9)%	10.2%	3.3%
Total Net Exposure Summary		97.8%	2.2%	100.0%

Portfolio Composition – continued

Strategic Allocation Targets & Net Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	30%	0 to 60%
Fixed income (excluding inflation-adjusted)	35%	0 to 70%
Fixed income (inflation-adjusted)	15%	-5 to 35%
Commodity-related	15%	N/A
Real Estate-related	5%	-10 to 20%

Top ten holdings (c)

U.S. Treasury Note 10 yr Future SEP 2016	8.2%
FTSE 100 Index Future SEP 2016	5.3%
German Euro Bund Future SEP 2016	4.9%
UK Long Gilt Bond Future SEP 2016	4.5%
OMX 30 Index Future JUL 2016	(4.5)%
Japanese Government Bond 10 yr Future SEP 2016	(6.5)%
TOPIX Index Future SEP 2016	(6.9)%
Australian Treasury Bond 10 yr Future SEP 2016	(7.6)%
E-Mini S&P 500 Index Future SEP 2016	(10.2)%
Canadian Government Bond 10 yr Future SEP 2016	(11.6)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within these ranges after taking into account the tactical overlay.

Portfolio Composition – continued

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages of real estate-related investments reflect exposure to the underlying holdings of the MFS Global Real Estate Fund and not to the exposure from investing directly in the fund itself. Percentages of commodity-related investments reflect exposure to the aggregate underlying holdings of the MFS Commodity Strategy Fund and its wholly-owned subsidiary and not to the exposure from investing directly in the MFS Commodity Strategy Fund itself.

Percentages are based on net assets as of 6/30/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2016, Class A shares of the MFS Global Multi-Asset Fund (“fund”) provided a total return of –1.31%, at net asset value. This compares with return of –3.17% for the fund’s benchmark, the MSCI All Country World Index. The fund’s other benchmarks, the MFS Global Multi-Asset Fund Blended Hedged Index (“Blended Hedged Index”) and the MFS Global Multi-Asset Fund Blended Index (“Blended Index”), generated total returns of 1.15% and 1.51% respectively. The Blended Hedged Index and Blended Index reflect the blended returns of equity, fixed income, real estate, and commodity market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by (1) strategically allocating the fund’s assets to a mix of asset classes, (2) selecting individual securities of U.S. and foreign issuers within those asset classes, and (3) tactically managing the fund’s exposure to asset classes, markets, and currencies primarily using derivative instruments.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period as EM economies proved to be particularly lackluster. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. At the very end of the period, the United Kingdom voted to leave the European Union, beginning a multi-year process of negotiation in order to achieve “Brexit”.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period. Global trade was dampened particularly by falling demand in emerging markets. Weaker Chinese growth, which drove the decline in commodity prices, weighed on EM economies and asset prices. China responded with a variety of monetary and fiscal measures to stimulate its economy, which showed signs of stabilization at the end of the period, though concerns over high debt levels persist. Structural factors like floating exchange rates and fiscal buffers partially offset the cyclical headwinds to emerging markets.

Factors Affecting Performance

Over the reporting period, the fund underperformed the Blended Hedged Index. The fund’s exposure to commodities was a primary detractor from results as the asset class

Management Review – continued

turned in negative relative performance. Additionally, the fund’s equity investments also weighed on relative returns. Conversely, investments in global bonds aided relative results as generally, global bond yields declined during the reporting period, in some cases hitting historical lows.

Overall, the tactical allocation overlay detracted from returns during the reporting period. The fund was negatively impacted by exposure to Europe ex-UK, via index futures, led by long positions in Italy, Spain and Germany, as beginning-of-the-year concerns over global growth, especially in China, appeared to have weighed in investor sentiment. In North America, a short exposure to large cap equity futures in the United States hindered relative results. Conversely, the fund was positively impacted by a short exposure to both the United States small cap and Canadian equity markets. Short sovereign bond futures in Germany and Japan and long sovereign bond exposure in Australia added to absolute performance. Currency allocation was an additional contributor during the reporting period, particularly the overlay’s long exposure to the Japanese yen and short exposure to the Pound Sterling which outweighed a negative impact from long exposure to Norwegian Krone and short exposure to the New Zealand Dollar.

Respectfully,

Benjamin Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 6/30/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 6/30/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	3/30/11	(1.31)%	0.25%	0.64%
B	3/30/11	(1.99)%	(0.52)%	(0.12)%
C	3/30/11	(2.09)%	(0.52)%	(0.13)%
I	3/30/11	(1.09)%	0.47%	0.87%
R1	3/30/11	(2.09)%	(0.53)%	(0.13)%
R2	3/30/11	(1.53)%	(0.02)%	0.38%
R3	3/30/11	(1.31)%	0.21%	0.62%
R4	3/30/11	(1.09)%	0.47%	0.87%
R5	11/01/12	(0.99)%	N/A	1.82%
Comparative benchmarks
MSCI All Country World Index (f)		(3.17)%	5.95%	5.95%
MFS Global Multi-Asset Fund Blended Hedged Index (f)(u)		1.15%	3.56%	3.50%
MFS Global Multi-Asset Fund Blended Index (f)(w)		1.51%	1.74%	1.98%
Barclays Global Aggregate Bond Index (f)		8.87%	1.77%	2.31%
Barclays Global Aggregate Bond Index (Hedged) (f)		7.37%	4.76%	4.85%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (f)		4.35%	2.63%	3.29%
Bloomberg Commodity Index (f)		(13.32)%	(10.82)%	(11.19)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		12.57%	8.62%	9.14%
FTSE EPRA/NAREIT Developed Real Estate Index (Hedged) (f)		12.04%	10.84%	11.00%
MSCI All Country World Index (Hedged) (f)		(2.65)%	8.28%	7.84%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(6.98)%	(0.93)%	(0.49)%
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.72)%	(0.87)%	(0.29)%
C With CDSC (1% for 12 months) (v)		(3.02)%	(0.52)%	(0.13)%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

Performance Summary – continued

(u)	As of June 30, 2016, the MFS Global Multi-Asset Fund Blended Hedged Index was comprised of 35% Barclays Global Aggregate Bond Index (Hedged), 30% MSCI All Country World Index (Hedged), 15% Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, 15% Bloomberg Commodity Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index (Hedged).
(v)	Assuming redemption at the end of the applicable period.
(w)	As of June 30, 2016, the MFS Global Multi-Asset Fund Blended Index was comprised of 35% Barclays Global Aggregate Bond Index, 30% MSCI All Country World Index, 15% Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, 15% Bloomberg Commodity Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index.

Benchmark Definitions

Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays Global Aggregate Bond Index (Hedged) – provides a broad-based measure of the currency-hedged performance of global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index – measures the performance of inflation-protected securities issued by the U.S. Treasury.

Bloomberg Commodity Index – is designed to be a highly liquid and diversified benchmark for the commodity futures market. The Index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper),grains (corn, wheat), livestock (live cattle/lean hogs), among others, and are traded in a variety of currencies.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

FTSE EPRA/NAREIT Developed Real Estate Index (Hedged) – measures the currency-hedged performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI All Country World Index (Hedged) – a market capitalization-weighted index that is designed to measure the currency-hedged equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, January 1, 2016 through June 30, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 1/01/16	Ending Account Value 6/30/16	Expenses Paid During Period (p) 1/01/16-6/30/16
A	Actual	1.31%	$1,000.00	$1,074.73	$6.76
	Hypothetical (h)	1.31%	$1,000.00	$1,018.35	$6.57
B	Actual	2.07%	$1,000.00	$1,070.39	$10.66
	Hypothetical (h)	2.07%	$1,000.00	$1,014.57	$10.37
C	Actual	2.06%	$1,000.00	$1,070.47	$10.60
	Hypothetical (h)	2.06%	$1,000.00	$1,014.62	$10.32
I	Actual	1.06%	$1,000.00	$1,075.47	$5.47
	Hypothetical (h)	1.06%	$1,000.00	$1,019.59	$5.32
R1	Actual	2.06%	$1,000.00	$1,070.22	$10.60
	Hypothetical (h)	2.06%	$1,000.00	$1,014.62	$10.32
R2	Actual	1.56%	$1,000.00	$1,073.99	$8.04
	Hypothetical (h)	1.56%	$1,000.00	$1,017.11	$7.82
R3	Actual	1.32%	$1,000.00	$1,073.63	$6.81
	Hypothetical (h)	1.32%	$1,000.00	$1,018.30	$6.62
R4	Actual	1.07%	$1,000.00	$1,075.47	$5.52
	Hypothetical (h)	1.07%	$1,000.00	$1,019.54	$5.37
R5	Actual	1.02%	$1,000.00	$1,075.38	$5.26
	Hypothetical (h)	1.02%	$1,000.00	$1,019.79	$5.12

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.04% of interest expense on cash collateral held at brokers (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

6/30/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 43.5%
Issuer	Shares/Par		Value ($)
Aerospace - 0.1%
Lockheed Martin Corp., 3.55%, 1/15/2026		$10,000	$10,863

Asset-Backed & Securitized - 2.2%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/2049		$47,559	$48,058
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/2049		30,000	30,515
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048		30,955	33,905
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.889%, 6/15/2039		32,000	32,346
Credit Suisse Mortgage Capital Certificate, 5.311%, 12/15/2039		30,055	30,105
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/2039		25,000	25,418
John Deere Owner Trust , “A2”, 1.15%, 10/15/2018		26,000	26,024
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048		40,000	43,066
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.927%, 6/15/2049		63,042	64,176
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.927%, 6/15/2049		40,577	40,583
Morgan Stanley Capital I Trust, “AM”, FRN, 5.865%, 4/15/2049		30,000	29,952
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.147%, 2/15/2051		46,686	47,653
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048		35,606	38,443

			$490,244
Automotive - 0.5%
Delphi Automotive PLC, 4.25%, 1/15/2026		$12,000	$13,114
General Motors Co., 5.2%, 4/01/2045		19,000	18,824
General Motors Financial Co., Inc., 3.45%, 4/10/2022		11,000	10,992
Lear Corp., 5.25%, 1/15/2025		18,000	18,873
Renault S.A., 3.625%, 9/19/2018	EUR	15,000	17,939
Toyota Motor Credit Corp., 1%, 3/09/2021	EUR	20,000	23,018
Volkswagen International Finance N.V., 3.875% to 9/04/2018, FRN to 9/29/2049	EUR	10,000	11,361
Volkswagen International Finance N.V., FRN, 2.5%, 12/29/2049	EUR	6,000	6,309

			$120,430
Biotechnology - 0.2%
Life Technologies Corp., 6%, 3/01/2020		$32,000	$36,113

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Broadcasting - 0.1%
Omnicom Group, Inc., 3.6%, 4/15/2026		$10,000	$10,532
ProSiebenSat.1 Media AG, 2.625%, 4/15/2021	EUR	19,000	22,376

			$32,908
Brokerage & Asset Managers - 0.1%
Intercontinental Exchange, Inc., 2.75%, 12/01/2020		$7,000	$7,330
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		11,000	11,866

			$19,196
Building - 0.3%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/2021		$22,000	$22,990
HeidelbergCement AG, 2.25%, 3/30/2023	EUR	20,000	22,640
Masco Corp., 4.375%, 4/01/2026		$10,000	10,315
Owens Corning, Inc., 4.2%, 12/15/2022		4,000	4,265

			$60,210
Business Services - 0.3%
Cisco Systems, Inc., 2.2%, 2/28/2021		$14,000	$14,429
Equinix, Inc., 5.75%, 1/01/2025		15,000	15,525
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		25,000	26,432
Fidelity National Information Services, Inc., 5%, 10/15/2025		6,000	6,811
MSCI, Inc., 5.75%, 8/15/2025 (n)		12,000	12,450

			$75,647
Cable TV - 0.7%
Charter Operating/CCO Capital Corp., 6.384%, 10/23/2035 (n)		$27,000	$31,973
Comcast Corp., 2.75%, 3/01/2023		32,000	33,512
Comcast Corp., 4.65%, 7/15/2042		16,000	18,360
Cox Communications, Inc., 3.25%, 12/15/2022 (n)		12,000	11,967
Shaw Communications, Inc., 5.65%, 10/01/2019	CAD	10,000	8,573
Sirius XM Radio, Inc., 5.75%, 8/01/2021 (n)		$35,000	36,356
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)		7,000	6,948
Time Warner Cable, Inc., 4.5%, 9/15/2042		5,000	4,657

			$152,346
Chemicals - 0.1%
LyondellBasell Industries N.V., 4.625%, 2/26/2055		$20,000	$19,519

Computer Software - 0.0%
VeriSign, Inc., 4.625%, 5/01/2023		$9,000	$9,113

Computer Software - Systems - 0.6%
Apple, Inc., 3.05%, 7/31/2029	GBP	100,000	$141,499

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Conglomerates - 0.2%
General Electric Capital Corp., 3.1%, 1/09/2023		$31,000	$33,115

Consumer Products - 0.1%
Newell Rubbermaid, Inc., 3.85%, 4/01/2023		$10,000	$10,607
Newell Rubbermaid, Inc., 4%, 12/01/2024		11,000	11,495
Newell Rubbermaid, Inc., 5.375%, 4/01/2036		3,000	3,469

			$25,571
Consumer Services - 0.1%
Service Corp. International, 5.375%, 5/15/2024		$16,000	$16,600

Containers - 0.1%
Ball Corp., 5%, 3/15/2022		$3,000	$3,185
Ball Corp., 4%, 11/15/2023		7,000	6,895
Ball Corp., 5.25%, 7/01/2025		5,000	5,213

			$15,293
Electronics - 0.1%
Flextronics International Ltd., 4.625%, 2/15/2020		$4,000	$4,140
Tyco Electronics Group S.A., 2.375%, 12/17/2018		11,000	11,163

			$15,303
Emerging Market Quasi-Sovereign - 0.2%
Petroleos Mexicanos, 3.125%, 1/23/2019		$12,000	$11,970
Petroleos Mexicanos, 5.5%, 1/21/2021		20,000	21,178

			$33,148
Emerging Market Sovereign - 0.4%
United Mexican States, 6.5%, 6/10/2021	MXN	1,400,000	$80,023

Energy - Independent - 0.1%
Concho Resources, Inc., 6.5%, 1/15/2022		$15,000	$15,356

Financial Institutions - 0.2%
Icahn Enterprises LP, 5.875%, 2/01/2022		$23,000	$21,680
International Lease Finance Corp., 7.125%, 9/01/2018 (n)		13,000	14,273

			$35,953
Food & Beverages - 0.9%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	15,000	$16,746
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023		$17,000	17,912
Anheuser-Busch InBev Worldwide, Inc., 4.7%, 2/01/2036		22,000	24,722
Constellation Brands, Inc., 4.25%, 5/01/2023		34,000	35,360
J.M. Smucker Co., 2.5%, 3/15/2020		27,000	27,847

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Food & Beverages - continued
J.M. Smucker Co., 4.375%, 3/15/2045		$2,000	$2,174
Kraft Heinz Foods Co., 3.5%, 7/15/2022 (n)		20,000	21,241
Kraft Heinz Foods Co., 3%, 6/01/2026 (n)		6,000	6,049
Kraft Heinz Foods Co., 5%, 7/15/2035 (n)		3,000	3,441
Mead Johnson Nutrition Co., 3%, 11/15/2020		11,000	11,491
SYSCO Corp., 2.5%, 7/15/2021		24,000	24,525
Tyson Foods, Inc., 5.15%, 8/15/2044		3,000	3,459
Wm. Wrigley Jr. Co., 2.9%, 10/21/2019 (n)		5,000	5,196
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)		6,000	6,400

			$206,563
Food & Drug Stores - 0.1%
CVS Health Corp., 3.375%, 8/12/2024		$16,000	$17,005
Walgreens Boots Alliance, Inc., 4.5%, 11/18/2034		13,000	13,644

			$30,649
Forest & Paper Products - 0.1%
Georgia-Pacific LLC, 5.4%, 11/01/2020 (n)		$25,000	$28,315

Gaming & Lodging - 0.1%
Wyndham Worldwide Corp., 5.625%, 3/01/2021		$11,000	$12,281

Insurance - 0.3%
American International Group, Inc., 3.75%, 7/10/2025		$17,000	$17,326
CNP Assurances S.A., 6% to 9/14/2020, FRN to 9/14/2040	EUR	50,000	60,062

			$77,388
Insurance - Health - 0.1%
Aetna, Inc., 2.8%, 6/15/2023		$11,000	$11,237
Aetna, Inc., 4.25%, 6/15/2036		8,000	8,265

			$19,502
Insurance - Property & Casualty - 0.3%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$7,000	$7,233
Chubb Corp., 6.375% to 4/15/2017, FRN to 3/29/2067		40,000	34,800
Chubb INA Holdings, Inc., 2.3%, 11/03/2020		3,000	3,084
Chubb INA Holdings, Inc., 2.875%, 11/03/2022		8,000	8,368
Liberty Mutual Group, Inc., 4.25%, 6/15/2023		13,000	13,809
Marsh & McLennan Cos., Inc., 2.55%, 10/15/2018		6,000	6,135

			$73,429
International Market Quasi-Sovereign - 0.1%
Statoil A.S.A., 4.25%, 11/23/2041		$20,000	$21,052
Statoil A.S.A., FRN, 0.916%, 5/15/2018		11,000	10,934

			$31,986

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - 10.6%
Commonwealth of Australia, 5.75%, 5/15/2021	AUD	188,000	$166,982
Federal Republic of Germany, 6.25%, 1/04/2030	EUR	5,000	10,330
Federal Republic of Germany, 2.5%, 7/04/2044	EUR	19,000	33,220
Government of Canada, 4.25%, 6/01/2018	CAD	81,000	67,125
Government of Canada, 2.5%, 6/01/2024	CAD	63,000	54,906
Government of Canada, 5.75%, 6/01/2033	CAD	53,000	66,207
Government of Canada, 4%, 6/01/2041	CAD	12,000	13,525
Government of Japan, 2.1%, 9/20/2024	JPY	300,000	3,486
Government of Japan, 0.3%, 12/20/2025	JPY	600,000	6,122
Government of Japan, 2.2%, 9/20/2027	JPY	20,250,000	249,534
Government of Japan, 1.5%, 3/20/2034	JPY	22,500,000	275,903
Government of Japan, 2.4%, 3/20/2037	JPY	6,700,000	95,621
Government of Japan, 1.8%, 3/20/2043	JPY	6,200,000	86,207
Government of Japan, 2%, 3/20/2052	JPY	3,000,000	47,506
Government of New Zealand, 5.5%, 4/15/2023	NZD	155,000	134,490
Government of Norway, 3.75%, 5/25/2021	NOK	568,000	78,092
Kingdom of Belgium, 4%, 3/28/2032	EUR	50,000	84,688
Kingdom of Denmark, 1.75%, 11/15/2025	DKK	210,000	36,192
Kingdom of Spain, 5.4%, 1/31/2023	EUR	43,000	62,632
Kingdom of Spain, 5.15%, 10/31/2028	EUR	32,000	50,095
Kingdom of the Netherlands, 5.5%, 1/15/2028	EUR	32,000	57,640
Republic of France, 6%, 10/25/2025	EUR	53,000	91,212
Republic of France, 4.75%, 4/25/2035	EUR	30,000	57,664
Republic of France, 4.5%, 4/25/2041	EUR	28,000	56,796
Republic of Ireland, 5.4%, 3/13/2025 (e)	EUR	16,000	25,162
Republic of Italy, 5.5%, 9/01/2022	EUR	216,000	310,544
United Kingdom Treasury, 5%, 3/07/2018	GBP	32,000	46,131
United Kingdom Treasury, 4.25%, 12/07/2027	GBP	2,000	3,570
United Kingdom Treasury, 4.25%, 3/07/2036	GBP	27,000	52,053
United Kingdom Treasury, 3.25%, 1/22/2044	GBP	25,000	44,398
United Kingdom Treasury, 3.75%, 7/22/2052	GBP	10,000	21,215
United Kingdom Treasury, 4%, 1/22/2060	GBP	3,000	7,194

			$2,396,442
Local Authorities - 0.1%
Province of Alberta, 1.25%, 6/01/2020	CAD	8,000	$6,220
Province of Manitoba, 4.15%, 6/03/2020	CAD	7,000	6,037

			$12,257
Major Banks - 1.5%
Bank of America Corp., 7.625%, 6/01/2019		$25,000	$28,936
Bank of America Corp., 2.625%, 4/19/2021		23,000	23,353
Bank of America Corp., 3.875%, 8/01/2025		21,000	22,277
Bank of America Corp., 5.2% to 6/01/2023, FRN to 12/31/2049		3,000	2,820
Bank of America Corp., FRN, 6.1%, 12/29/2049		8,000	8,120

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
Credit Agricole S.A., 7.875% to 10/26/2019, FRN to 10/29/2049	EUR	50,000	$64,643
Goldman Sachs Group, Inc., 2.625%, 4/25/2021		$15,000	15,212
Goldman Sachs Group, Inc., 5.75%, 1/24/2022		12,000	13,932
JPMorgan Chase & Co., 4.25%, 10/15/2020		27,000	29,429
JPMorgan Chase & Co., 6.75% to 2/01/2024, FRN to 1/29/2049		12,000	13,215
Morgan Stanley, 2.2%, 12/07/2018		9,000	9,119
Morgan Stanley, 2.5%, 4/21/2021		19,000	19,199
Morgan Stanley, 3.95%, 4/23/2027		24,000	24,271
PNC Financial Services Group, Inc., FRN, 6.75%, 12/31/2049		25,000	27,904
Regions Financial Corp., 2%, 5/15/2018		14,000	14,024
Wells Fargo & Co., 4.1%, 6/03/2026		25,000	26,740

			$343,194
Medical & Health Technology & Services - 0.5%
Becton, Dickinson and Co., 3.734%, 12/15/2024		$23,000	$24,774
Davita Healthcare Partners, Inc., 5%, 5/01/2025		8,000	7,930
Fresenius US Finance II, Inc., 4.25%, 2/01/2021 (n)		16,000	16,720
HCA, Inc., 4.75%, 5/01/2023		20,000	20,500
HCA, Inc., 5.25%, 6/15/2026		6,000	6,229
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022		10,000	10,344
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		13,000	13,876
Thermo Fisher Scientific, Inc., 3%, 4/15/2023		8,000	8,167
Universal Health Services, Inc., 5%, 6/01/2026 (n)		8,000	8,020

			$116,560
Medical Equipment - 0.2%
Medtronic, Inc., 3.5%, 3/15/2025		$27,000	$29,433
Zimmer Holdings, Inc., 4.25%, 8/15/2035		5,000	5,012

			$34,445
Metals & Mining - 0.2%
Barrick North America Finance LLC, 5.75%, 5/01/2043		$16,000	$17,374
Cameco Corp., 5.67%, 9/02/2019	CAD	11,000	9,283
Freeport-McMoRan Oil & Gas LLC, 6.875%, 2/15/2023		$16,000	15,440
Kinross Gold Corp., 5.95%, 3/15/2024		13,000	12,838

			$54,935
Midstream - 0.4%
Dominion Gas Holdings LLC, 2.8%, 11/15/2020		$21,000	$21,700
Energy Transfer Partners LP, 3.6%, 2/01/2023		10,000	9,582
Enterprise Products Operating LLC, 1.65%, 5/07/2018		12,000	12,010
Enterprise Products Operating LLC, 3.9%, 2/15/2024		6,000	6,350
Enterprise Products Operating LLC, 4.85%, 3/15/2044		5,000	5,311
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032		5,000	5,629
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044		12,000	11,841

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Midstream - continued
Pembina Pipeline Corp., 4.81%, 3/25/2044	CAD	13,000	$9,605
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025		$2,000	1,993
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026 (z)		3,000	3,011

			$87,032
Mortgage-Backed - 2.5%
Fannie Mae, 5.05%, 1/01/2017		$27,123	$27,192
Fannie Mae, 4.5%, 3/01/2034 - 6/01/2044		101,524	111,306
Fannie Mae, 5.5%, 1/01/2037		8,998	10,205
Fannie Mae, 6%, 12/01/2037 - 6/01/2038		7,413	8,482
Fannie Mae, 4%, 11/01/2040 - 2/01/2041		126,883	136,504
Fannie Mae, 3.5%, 5/01/2043		62,241	66,583
Freddie Mac, 3.3%, 4/25/2023		50,325	55,179
Freddie Mac, 3.458%, 8/25/2023		50,325	55,625
Freddie Mac, 2.673%, 3/25/2026		27,000	28,274
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042		41,794	45,840
Freddie Mac, 5%, 7/01/2041		25,476	28,446

			$573,636
Network & Telecom - 0.5%
AT&T, Inc., 2.45%, 6/30/2020		$30,000	$30,629
AT&T, Inc., 4.75%, 5/15/2046		14,000	14,348
British Telecom PLC, 5.75%, 12/07/2028	GBP	5,000	8,718
Telecom Italia Finance S.A., 7.75%, 1/24/2033	EUR	5,000	7,385
Verizon Communications, Inc., 4.5%, 9/15/2020		$18,000	19,979
Verizon Communications, Inc., 5.15%, 9/15/2023		11,000	12,811
Verizon Communications, Inc., 6.4%, 9/15/2033		5,000	6,382
Verizon Communications, Inc., 5.05%, 3/15/2034		9,000	9,989

			$110,241
Oils - 0.0%
Valero Energy Corp., 4.9%, 3/15/2045		$9,000	$8,336

Other Banks & Diversified Financials - 0.1%
Capital One Financial Corp., 3.2%, 2/05/2025		$12,000	$12,090
Discover Bank, 4.25%, 3/13/2026		8,000	8,368

			$20,458
Personal Computers & Peripherals - 0.0%
Equifax, Inc., 2.3%, 6/01/2021		$6,000	$6,085

Pharmaceuticals - 0.6%
Actavis Funding SCS, 3.8%, 3/15/2025		$6,000	$6,251
Actavis Funding SCS, 4.85%, 6/15/2044		2,000	2,106

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Pharmaceuticals - continued
Actavis, Inc., 1.875%, 10/01/2017		$12,000	$12,060
Bayer AG, 3% to 7/01/2020, FRN to 7/01/2075	EUR	20,000	22,306
Celgene Corp., 2.875%, 8/15/2020		$43,000	44,468
Forest Laboratories, Inc., 4.375%, 2/01/2019 (n)		15,000	15,821
Gilead Sciences, Inc., 2.35%, 2/01/2020		18,000	18,465
Johnson & Johnson, 2.05%, 3/01/2023		8,000	8,189
Mylan, Inc., 2.55%, 3/28/2019		4,000	4,049

			$133,715
Real Estate - Apartment - 0.2%
Deutsche Wohnen AG, REIT, 1.375%, 7/24/2020	EUR	20,000	$23,241
Vonovia SE, REIT, 2.125%, 7/09/2022	EUR	20,000	24,177

			$47,418
Real Estate - Office - 0.1%
Boston Properties, Inc., REIT, 3.125%, 9/01/2023		$14,000	$14,391

Real Estate - Other - 0.0%
Host Hotels & Resorts, Inc., REIT, 4%, 6/15/2025		$7,000	$7,118

Real Estate - Retail - 0.1%
Simon Property Group, Inc., REIT, 5.65%, 2/01/2020		$25,000	$28,258

Restaurants - 0.1%
McDonald’s Corp., 4.875%, 12/09/2045		$12,000	$14,031

Retailers - 0.5%
Best Buy Co., Inc., 5.5%, 3/15/2021		$32,000	$34,080
Gap, Inc., 5.95%, 4/12/2021		21,000	21,902
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)		17,000	17,061
Home Depot, Inc., 2.625%, 6/01/2022		15,000	15,698
L Brands, Inc., 6.875%, 11/01/2035		2,000	2,025
Limited Brands, Inc., 7%, 5/01/2020		25,000	28,250

			$119,016
Supermarkets - 0.1%
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	10,000	$8,967
METRO AG, 1.5%, 3/19/2025	EUR	15,000	17,049

			$26,016
Supranational - 0.1%
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	5,000	$3,819
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	10,000	8,502

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Supranational - continued
International Finance Corp., 3.25%, 7/22/2019	AUD	15,000	$11,563

			$23,884
Telecommunications - Wireless - 0.7%
America Movil S.A.B. de C.V., 4.75%, 6/28/2022	EUR	50,000	$67,685
American Tower Corp., REIT, 4.7%, 3/15/2022		$4,000	4,414
American Tower Corp., REIT, 3.5%, 1/31/2023		11,000	11,382
American Tower Corp., REIT, 4%, 6/01/2025		25,000	26,587
Crown Castle International Corp., 5.25%, 1/15/2023		18,000	20,197
Crown Castle International Corp., 3.7%, 6/15/2026		6,000	6,190
T-Mobile USA, Inc., 6.25%, 4/01/2021		22,000	22,949
T-Mobile USA, Inc., 6%, 4/15/2024		9,000	9,315

			$168,719
Telephone Services - 0.0%
TELUS Corp., 5.05%, 7/23/2020	CAD	12,000	$10,389

Tobacco - 0.4%
Altria Group, Inc., 2.85%, 8/09/2022		$30,000	$31,423
Altria Group, Inc., 4%, 1/31/2024		15,000	16,781
Reynolds American, Inc., 8.125%, 6/23/2019		11,000	13,042
Reynolds American, Inc., 3.25%, 6/12/2020		20,000	21,142
Reynolds American, Inc., 4.45%, 6/12/2025		4,000	4,480

			$86,868
Transportation - Services - 0.0%
ERAC USA Finance Co., 2.75%, 3/15/2017 (n)		$5,000	$5,050

U.S. Government Agencies and Equivalents - 0.3%
Small Business Administration, 4.57%, 6/01/2025		$25,954	$27,829
Small Business Administration, 2.22%, 3/01/2033		29,844	30,429

			$58,258
U.S. Treasury Obligations - 14.4%
U.S. Treasury Bonds, 3.625%, 2/15/2044		$60,000	$77,363
U.S. Treasury Bonds, TIPS, 1.625%, 1/15/2018		53,678	55,708
U.S. Treasury Bonds, TIPS, 0.125%, 4/15/2020		124,748	127,610
U.S. Treasury Bonds, TIPS, 1.125%, 1/15/2021 (f)		137,813	147,398
U.S. Treasury Bonds, TIPS, 0.375%, 7/15/2023 (f)		138,796	143,508
U.S. Treasury Bonds, TIPS, 0.625%, 1/15/2024 (f)		129,203	135,264
U.S. Treasury Bonds, TIPS, 0.125%, 7/15/2024 (f)		117,894	119,079
U.S. Treasury Bonds, TIPS, 0.25%, 1/15/2025		136,372	138,449
U.S. Treasury Bonds, TIPS, 2.375%, 1/15/2025		114,238	136,400
U.S. Treasury Bonds, TIPS, 0.375%, 7/15/2025		89,795	92,461

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Bonds, TIPS, 0.625%, 1/15/2026		$129,895	$136,784
U.S. Treasury Bonds, TIPS, 2%, 1/15/2026		44,603	52,472
U.S. Treasury Bonds, TIPS, 2.375%, 1/15/2027 (f)		58,135	71,322
U.S. Treasury Bonds, TIPS, 1.75%, 1/15/2028		67,383	78,776
U.S. Treasury Bonds, TIPS, 3.625%, 4/15/2028 (f)		57,692	79,820
U.S. Treasury Bonds, TIPS, 2.5%, 1/15/2029		54,606	69,187
U.S. Treasury Bonds, TIPS, 3.875%, 4/15/2029		52,395	75,465
U.S. Treasury Bonds, TIPS, 3.375%, 4/15/2032		18,871	27,637
U.S. Treasury Bonds, TIPS, 2.125%, 2/15/2040		27,674	36,179
U.S. Treasury Bonds, TIPS, 2.125%, 2/15/2041 (f)		24,036	31,708
U.S. Treasury Bonds, TIPS, 0.75%, 2/15/2042		64,590	64,717
U.S. Treasury Bonds, TIPS, 0.625%, 2/15/2043		57,237	55,710
U.S. Treasury Bonds, TIPS, 1.375%, 2/15/2044		62,623	72,393
U.S. Treasury Bonds, TIPS, 0.75%, 2/15/2045		66,043	66,324
U.S. Treasury Notes, TIPS, 0.125%, 4/15/2018 (f)		172,852	175,417
U.S. Treasury Notes, TIPS, 1.375%, 7/15/2018		48,820	51,202
U.S. Treasury Notes, TIPS, 2.125%, 1/15/2019		60,178	64,558
U.S. Treasury Notes, TIPS, 0.125%, 4/15/2019		61,265	62,560
U.S. Treasury Notes, TIPS, 1.875%, 7/15/2019		58,269	63,046
U.S. Treasury Notes, TIPS, 1.375%, 1/15/2020 (f)		61,960	66,154
U.S. Treasury Notes, TIPS, 1.25%, 7/15/2020		127,264	136,752
U.S. Treasury Notes, TIPS, 0.125%, 4/15/2021		38,361	39,305
U.S. Treasury Notes, TIPS, 0.625%, 7/15/2021		121,019	127,365
U.S. Treasury Notes, TIPS, 0.125%, 1/15/2022 (f)		118,396	120,666
U.S. Treasury Notes, TIPS, 0.125%, 7/15/2022 (f)		163,348	167,027
U.S. Treasury Notes, TIPS, 0.125%, 1/15/2023 (f)		98,473	99,778

			$3,265,564
Utilities - Electric Power - 0.6%
CMS Energy Corp., 5.05%, 3/15/2022		$15,000	$17,149
E.ON International Finance B.V., 6.375%, 6/07/2032	GBP	5,000	8,754
EDP Finance B.V., 4.125%, 6/29/2020	EUR	25,000	30,802
Emera U.S. Finance LP, 2.7%, 6/15/2021 (n)		$3,000	3,057
Emera U.S. Finance LP, 3.55%, 6/15/2026 (n)		4,000	4,093
PPL Capital Funding, Inc., 3.1%, 5/15/2026		14,000	14,152
PPL Capital Funding, Inc., 5%, 3/15/2044		6,000	6,714
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)		4,000	4,454
Progress Energy, Inc., 7.05%, 3/15/2019		30,000	34,242
Southern Co., 2.95%, 7/01/2023		8,000	8,293
Southern Co., 4.4%, 7/01/2046		12,000	12,899

			$144,609
Total Bonds (Identified Cost, $9,505,497)			$9,835,488

Portfolio of Investments – continued

Common Stocks - 29.6%
Issuer	Shares/Par	Value ($)
Aerospace - 0.8%
Honeywell International, Inc.	1,532	$178,202

Apparel Manufacturers - 0.6%
LVMH Moet Hennessy Louis Vuitton S.A.	845	$127,947

Automotive - 0.5%
Delphi Automotive PLC	1,923	$120,380

Biotechnology - 0.5%
Alexion Pharmaceuticals, Inc. (a)	892	$104,150

Brokerage & Asset Managers - 0.3%
Charles Schwab Corp.	2,884	$72,994

Business Services - 1.0%
Cognizant Technology Solutions Corp., “A” (a)	1,822	$104,291
Fidelity National Information Services, Inc.	1,731	127,540

		$231,831
Chemicals - 0.5%
Monsanto Co.	1,138	$117,681

Computer Software - 0.8%
Salesforce.com, Inc. (a)	2,127	$168,905

Computer Software - Systems - 0.7%
Hewlett Packard Enterprise	8,595	$157,031

Construction - 0.6%
Sherwin-Williams Co.	495	$145,367

Consumer Products - 0.9%
Newell Brands, Inc.	4,378	$212,639

Consumer Services - 0.5%
Priceline Group, Inc. (a)	83	$103,618

Electrical Equipment - 0.8%
Danaher Corp. (s)	1,753	$177,053

Electronics - 1.1%
Broadcom Corp.	760	$118,104
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5,150	135,085

		$253,189

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 1.1%
EOG Resources, Inc.	2,032	$169,509
Oil Search Ltd.	16,522	83,084

		$252,593
Energy - Integrated - 1.0%
BP PLC	38,165	$222,611

Food & Beverages - 1.7%
Danone S.A.	2,553	$180,019
Mondelez International, Inc.	4,362	198,515
Qinqin Foodstuffs Group (Cayman) Co. Ltd. (a)	600	851

		$379,385
Food & Drug Stores - 0.5%
CVS Health Corp. (s)	1,283	$122,834

General Merchandise - 0.4%
Costco Wholesale Corp.	640	$100,506

Insurance - 1.5%
AIA Group Ltd.	20,000	$120,517
Aon PLC	1,184	129,328
Chubb Ltd.	724	94,634

		$344,479
Internet - 1.0%
Alphabet, Inc., “A” (a)(s)	335	$235,683

Machinery & Tools - 0.5%
Kubota Corp.	7,700	$103,129

Major Banks - 1.1%
JPMorgan Chase & Co. (s)	2,411	$149,820
Sumitomo Mitsui Financial Group, Inc.	3,600	103,213

		$253,033
Medical Equipment - 1.6%
Medtronic PLC	2,914	$252,848
VWR Corp. (a)	3,730	107,797

		$360,645
Metals & Mining - 0.3%
Rio Tinto Ltd.	1,989	$61,480

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Distribution - 0.4%
China Resources Gas Group Ltd.	26,000	$78,980

Other Banks & Diversified Financials - 2.5%
HDFC Bank Ltd., ADR	1,517	$100,653
Kasikornbank Co. Ltd.	13,300	65,399
KBC Groep N.V. (a)	1,518	74,420
Lloyds TSB Group PLC	102,589	75,437
UBS AG	7,871	101,840
Visa, Inc., “A” (s)	1,847	136,992

		$554,741
Pharmaceuticals - 1.5%
Eli Lilly & Co. (s)	2,332	$183,645
Roche Holding AG	607	160,267

		$343,912
Printing & Publishing - 0.6%
RELX N.V.	7,653	$133,556

Railroad & Shipping - 0.6%
Union Pacific Corp.	1,651	$144,050

Real Estate - 0.4%
LEG Immobilien AG	1,024	$95,706

Restaurants - 0.6%
YUM! Brands, Inc.	1,705	$141,379

Specialty Chemicals - 0.3%
Linde AG	471	$65,519

Telecommunications - Wireless - 1.5%
KDDI Corp.	10,800	$328,766

Telephone Services - 0.2%
Hellenic Telecommunications Organization S.A.	5,886	$52,713

Utilities - Electric Power - 0.7%
CMS Energy Corp. (s)	3,422	$156,933
Total Common Stocks (Identified Cost, $6,045,208)		$6,703,620

Portfolio of Investments – continued

Underlying Affiliated Funds - 21.1%
Issuer	Shares/Par	Value ($)
MFS Commodity Strategy Fund - Class R5 (v)	580,389	$3,575,196
MFS Global Real Estate Fund - Class R5	72,368	1,201,315
Total Underlying Affiliated Funds (Identified Cost, $5,616,295)		$4,776,511

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.0%
iShares MSCI Emerging Markets ETF July 2016 @ $33 (Premiums Paid, $14,249)	241	$3,374

Issuer	Shares/Par
Floating Rate Loans (g)(r) - 0.2%
Automotive - 0.0%
Allison Transmission Holdings, Inc. Term Loan B3, 3.5%, 8/23/2019	$13,123	$13,105

Containers - 0.0%
Berry Plastics Holding Corp., Term Loan G, 3.5%, 1/06/2021 (o)	$13,156	$13,054

Gaming & Lodging - 0.1%
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/25/2020	$13,156	$13,153

Medical & Health Technology & Services - 0.1%
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021	$13,123	$13,126
Total Floating Rate Loans (Identified Cost, $52,850)		$52,438

Money Market Funds - 4.3%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	982,914	$982,914
Total Investments (Identified Cost, $22,217,013)		$22,354,345

Other Assets, Less Liabilities - 1.3%		284,940
Net Assets - 100.0%		$22,639,285

(a)	Non-income producing security.
(e)	Guaranteed by Minister for Finance of Ireland.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $258,885, representing 1.1% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.

Portfolio of Investments – continued

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions. At June 30, 2016, the fund had no short sales outstanding.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	6/08/16	$3,000	$3,011
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone

Portfolio of Investments – continued

NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Derivative Contracts at 6/30/16

Forward Foreign Currency Exchange Contracts at 6/30/16

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	JPMorgan Chase Bank N.A.	1,148,681	9/16/16	$847,117	$854,431	$7,314
SELL	AUD	Barclays Bank PLC	2,000	7/15/16	1,512	1,491	21
SELL	AUD	Goldman Sachs International	5,057	7/15/16	3,937	3,770	167
SELL	AUD	Westpac Banking Corp.	126,867	7/15/16	96,145	94,582	1,563
BUY	CAD	Deutsche Bank AG	94,000	7/15/16	72,465	72,761	296
SELL	CAD	Citibank N.A.	11,000	7/15/16	8,532	8,515	17
SELL	CAD	JPMorgan Chase Bank N.A.	100,449	9/16/16	78,500	77,762	738
SELL	CHF	JPMorgan Chase Bank N.A.	1,881,584	9/16/16	1,957,129	1,934,889	22,240
SELL	CNY	JPMorgan Chase Bank N.A.	482,000	4/26/17	72,367	71,218	1,149
SELL	CZK	Goldman Sachs International	88,000	7/15/16	3,720	3,609	111
SELL	DKK	Goldman Sachs International	738,727	7/15/16-9/16/16	112,450	110,436	2,014
SELL	EUR	Barclays Bank PLC	12,000	7/15/16	13,468	13,322	146
SELL	EUR	BNP Paribas S.A.	15,000	7/15/16	16,671	16,652	19
SELL	EUR	Deutsche Bank AG	44,000	7/15/16	49,519	48,846	673
SELL	EUR	Goldman Sachs International	3,506,271	7/15/16-9/16/16	3,973,132	3,901,024	72,108
SELL	EUR	Merrill Lynch International Bank	2,000	7/15/16	2,290	2,220	70
SELL	EUR	Morgan Stanley Capital Services, Inc.	25,235	7/15/16	28,854	28,014	840

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
SELL	GBP	Barclays Bank PLC	3,000	7/15/16	$4,269	$3,994	$275
SELL	GBP	Citibank N.A.	3,000	7/15/16	4,265	3,994	271
SELL	GBP	Deutsche Bank AG	50,000	7/15/16	73,347	66,566	6,781
SELL	GBP	Goldman Sachs International	13,000	7/15/16	18,393	17,307	1,086
SELL	GBP	JPMorgan Chase Bank N.A.	1,904,362	9/16/16	2,693,532	2,536,905	156,627
SELL	GBP	Morgan Stanley Capital Services, Inc.	1,000	7/15/16	1,434	1,331	103
BUY	HKD	Goldman Sachs International	574,072	9/19/16	74,031	74,065	34
SELL	ILS	Goldman Sachs International	119,919	9/16/16	31,148	31,123	25
SELL	INR	JPMorgan Chase Bank N.A.	3,492,540	9/16/16	51,232	51,098	134
BUY	JPY	Deutsche Bank AG	70,026,876	7/15/16	646,754	678,328	31,574
BUY	JPY	Goldman Sachs International	600,000	7/15/16	5,528	5,812	284
BUY	JPY	JPMorgan Chase Bank N.A.	3,115,000	7/15/16	29,001	30,174	1,173
BUY	JPY	UBS AG	1,661,000	7/15/16	15,464	16,090	626
SELL	JPY	Deutsche Bank AG	3,526,000	7/15/16	34,457	34,155	302
SELL	JPY	Goldman Sachs International	4,651,000	7/15/16	45,435	45,053	382
BUY	KRW	Deutsche Bank AG	103,686,000	7/25/16	89,888	89,998	110
SELL	MXN	Deutsche Bank AG	984,950	7/15/16	55,915	53,824	2,091
BUY	MYR	JPMorgan Chase Bank N.A.	91,709	7/12/16	22,581	22,737	156
SELL	NOK	Barclays Bank PLC	8,000	7/15/16	965	956	9
SELL	NOK	Goldman Sachs International	957,008	7/15/16	116,220	114,354	1,866
BUY	NZD	Goldman Sachs International	873,342	9/16/16	618,000	621,273	3,273
BUY	NZD	Merrill Lynch International Bank	3,000	7/15/16	2,040	2,141	101

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
SELL	PLN	Goldman Sachs International	92,471	9/16/16	$23,695	$23,399	$296
SELL	SEK	Barclays Bank PLC	99,000	7/15/16	11,896	11,706	190
SELL	SEK	Deutsche Bank AG	257,000	7/15/16	30,837	30,388	449
SELL	SEK	Goldman Sachs International	834,865	7/15/16-9/16/16	101,125	98,902	2,223
BUY	THB	JPMorgan Chase Bank N.A.	719,460	7/25/16	20,113	20,467	354
BUY	TRY	Citibank N.A.	43,000	7/15/16	14,782	14,896	114
BUY	TWD	JPMorgan Chase Bank N.A.	434,098	9/19/16	13,404	13,479	75
BUY	ZAR	Deutsche Bank AG	197,000	7/15/16	13,116	13,349	233

							$320,703

Liability Derivatives
SELL	AUD	JPMorgan Chase Bank N.A.	967,046	9/16/16	$712,000	$719,325	$(7,325)
SELL	BRL	JPMorgan Chase Bank N.A.	140,129	9/16/16	39,244	42,671	(3,427)
BUY	CAD	Citibank N.A.	14,000	7/15/16	11,046	10,837	(209)
BUY	CAD	Goldman Sachs International	3,000	7/15/16	2,365	2,322	(43)
SELL	CAD	JPMorgan Chase Bank N.A.	770,563	9/16/16	593,000	596,528	(3,528)
SELL	CAD	Merrill Lynch International Bank	198,148	7/15/16	153,161	153,378	(217)
BUY	CHF	JPMorgan Chase Bank N.A.	86,312	9/19/16	89,000	88,773	(227)
BUY	CHF	UBS AG	52,000	7/15/16	54,610	53,285	(1,325)
SELL	CLP	JPMorgan Chase Bank N.A.	9,422,250	9/16/16	13,654	14,144	(490)
BUY	CZK	Goldman Sachs International	248,000	7/15/16	10,500	10,172	(328)
BUY	DKK	Goldman Sachs International	139,224	7/15/16	21,384	20,781	(603)
BUY	EUR	Brown Brothers Harriman	26,706	7/15/16	30,110	29,648	(462)
BUY	EUR	Deutsche Bank AG	347,245	7/15/16	396,209	385,489	(10,720)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
BUY	EUR	Goldman Sachs International	944,515	7/15/16-9/16/16	$1,060,416	$1,050,478	$(9,938)
BUY	EUR	Merrill Lynch International Bank	14,000	7/15/16	15,861	15,542	(319)
SELL	EUR	Goldman Sachs International	13,000	7/15/16	14,401	14,432	(31)
BUY	GBP	BNP Paribas S.A.	47,525	7/15/16	67,601	63,271	(4,330)
BUY	GBP	Brown Brothers Harriman	4,109	7/15/16	5,889	5,471	(418)
BUY	GBP	Credit Suisse Group	9,000	7/15/16	12,809	11,982	(827)
BUY	GBP	JPMorgan Chase Bank N.A.	317,239	9/16/16	450,000	422,611	(27,389)
SELL	HKD	JPMorgan Chase Bank N.A.	2,875,302	9/19/16	370,749	370,963	(214)
SELL	IDR	JPMorgan Chase Bank N.A.	312,390,000	9/16/16	23,266	23,344	(78)
BUY	ILS	Goldman Sachs International	45,000	7/15/16	11,992	11,662	(330)
BUY	JPY	JPMorgan Chase Bank N.A.	10,234,470	9/16/16	100,000	99,346	(654)
SELL	JPY	Barclays Bank PLC	1,616,000	7/15/16	14,973	15,654	(681)
SELL	JPY	Deutsche Bank AG	271,000	7/15/16	2,528	2,625	(97)
SELL	JPY	Goldman Sachs International	3,188,420	7/15/16	30,007	30,885	(878)
SELL	JPY	JPMorgan Chase Bank N.A.	74,107,978	9/16/16	703,630	719,368	(15,738)
SELL	KRW	JPMorgan Chase Bank N.A.	235,759,770	9/19/16	199,585	204,521	(4,936)
SELL	MXN	JPMorgan Chase Bank N.A.	945,973	9/19/16	49,809	51,354	(1,545)
SELL	MYR	JPMorgan Chase Bank N.A.	205,427	9/15/16	50,147	50,712	(565)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
BUY	NOK	Goldman Sachs International	16,858,095	7/15/16-9/16/16	$2,035,138	$2,014,112	$(21,026)
SELL	NOK	Goldman Sachs International	1,890,182	9/16/16	225,000	225,828	(828)
SELL	NZD	Goldman Sachs International	67,378	7/15/16-9/16/16	47,225	47,942	(717)
SELL	NZD	Westpac Banking Corp.	171,845	7/15/16	118,091	122,635	(4,544)
BUY	PLN	Goldman Sachs International	59,039	7/15/16	15,654	14,961	(693)
SELL	RUB	JPMorgan Chase Bank N.A.	1,557,772	9/16/16	23,231	23,902	(671)
BUY	SEK	Goldman Sachs International	945,314	7/15/16	117,330	111,776	(5,554)
SELL	SEK	Goldman Sachs International	6,735,430	9/16/16	795,000	798,604	(3,604)
BUY	SGD	Goldman Sachs International	25,000	7/15/16	18,593	18,557	(36)
SELL	SGD	JPMorgan Chase Bank N.A.	86,023	9/16/16	63,451	63,811	(360)
SELL	THB	JPMorgan Chase Bank N.A.	1,524,346	9/16/16	43,262	43,326	(64)
SELL	TWD	Goldman Sachs International	2,925,480	9/19/16	90,273	90,840	(567)
SELL	ZAR	JPMorgan Chase Bank N.A.	1,051,235	9/16/16	68,402	70,332	(1,930)

							$(138,466)

Futures Contracts at 6/30/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
Bovespa Index (Long)	BRL	35	$569,841	August - 2016	$17,967
DAX Index (Long)	EUR	2	540,757	September - 2016	5,647
FTSE/MIB Index (Long)	EUR	3	272,754	September - 2016	7,411
FTSE 100 Index (Long)	GBP	14	1,203,514	September - 2016	56,782
Hang Seng Index (Long)	HKD	7	949,252	July - 2016	46,964
Hang Seng China Enterprises Index (Long)	HKD	9	509,884	July - 2016	31,294
TOPIX Index (Short)	JPY	13	1,581,224	September - 2016	29,444
Mexico Bolsa Index (Long)	MXN	6	151,325	September - 2016	2,790

Portfolio of Investments – continued

Futures Contracts at 6/30/16 - continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
Equity Futures – continued
TurkDEX-BIST 30 Index (Long)	TRY	214	$713,034	August - 2016	$8,935
E-Mini S&P 500 Index (Short)	USD	22	2,299,220	September - 2016	8,854
MSCI Taiwan Index (Long)	USD	7	223,225	July - 2016	1,082
Russell 2000 Mini Index (Short)	USD	1	114,740	September - 2016	2,707
FTSE/JSE Top 40 Index (Short)	ZAR	7	222,859	September - 2016	995

					$220,872

Interest Rate Futures
German Euro Bund (Long)	EUR	6	1,112,768	September - 2016	$4,491
UK Long Gilt Bond (Long)	GBP	6	1,026,313	September - 2016	3,348
Japanese Government Bond 10 yr (Short)	JPY	1	1,480,850	September - 2016	113

					$7,952

					$228,824

Liability Derivatives
Equity Futures
ASX SPI 200 Index (Long)	AUD	3	$289,520	September - 2016	$(1,095)
S&P/TSX 60 Index (Long)	CAD	4	504,230	September - 2016	(2,594)
AEX Index (Short)	EUR	1	97,424	July - 2016	(1,515)
CAC 40 Index (Short)	EUR	2	94,774	July - 2016	(1,541)
IBEX 35 Index (Long)	EUR	2	182,880	July - 2016	(1,418)
KOSPI 200 Index (Long)	KRW	5	530,449	September - 2016	(5,319)
OMX 30 Index (Short)	SEK	65	1,021,693	July - 2016	(24,527)
MSCI Singapore Index (Short)	SGD	10	237,705	July - 2016	(13,262)
SGX CNX Nifty Index (Short)	USD	55	916,905	July - 2016	(23,277)

					$(74,548)

Interest Rate Futures
Australian Treasury Bond 10 yr (Short)	AUD	17	$1,726,820	September - 2016	$(19,181)
Canadian Government Bond 10 yr (Short)	CAD	23	2,635,489	September - 2016	(8,693)
U.S. Treasury Note 10 yr (Long)	USD	14	1,861,781	September - 2016	(1,801)

					$(29,675)

					$(104,223)

At June 30, 2016, the fund had cash collateral of $253,251 and liquid securities with an aggregate value of $1,190,199 to cover any commitments for securities sold short and/or certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $15,617,804)	$16,594,920
Underlying affiliated funds, at value (identified cost, $6,599,209)	5,759,425
Total investments, at value (identified cost, $22,217,013)	$22,354,345
Cash	6,326
Foreign currency, at value (identified cost, $129,918)	130,134
Deposits with brokers	253,251
Receivables for
Forward foreign currency exchange contracts	320,703
Daily variation margin on open futures contracts	14,283
Investments sold	2,917,204
Fund shares sold	968
Interest and dividends	87,997
Receivable from investment adviser	14,772
Other assets	135
Total assets	$26,100,118
Liabilities
Payables for
Forward foreign currency exchange contracts	$138,466
Daily variation margin on open futures contracts	7,664
Investments purchased	3,099,659
Fund shares reacquired	63,827
Payable to affiliates
Shareholder servicing costs	3,904
Distribution and service fees	202
Payable for independent Trustees’ compensation	6
Accrued expenses and other liabilities	147,105
Total liabilities	$3,460,833
Net assets	$22,639,285
Net assets consist of
Paid-in capital	$24,528,052
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	485,426
Accumulated distributions in excess of net realized gain on investments and foreign currency	(2,143,742)
Accumulated net investment loss	(230,451)
Net assets	$22,639,285
Shares of beneficial interest outstanding	2,497,576

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$5,557,592	614,060	$9.05
Class B	708,237	80,368	8.81
Class C	1,537,646	174,557	8.81
Class I	12,847,217	1,409,060	9.12
Class R1	66,491	7,522	8.84
Class R2	56,406	6,272	8.99
Class R3	1,232,922	136,412	9.04
Class R4	51,852	5,688	9.12
Class R5	580,922	63,637	9.13

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.60 [100 / 94.25 x $9.05]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 6/30/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$272,667
Dividends	147,922
Dividends from underlying affiliated funds	44,026
Foreign taxes withheld	(7,075)
Total investment income	$457,540
Expenses
Management fee	$170,245
Distribution and service fees	43,283
Shareholder servicing costs	18,422
Administrative services fee	17,500
Independent Trustees’ compensation	1,302
Custodian fee	83,076
Shareholder communications	20,094
Audit and tax fees	69,417
Legal fees	1,655
Registration fees	112,243
Miscellaneous	43,722
Total expenses	$580,959
Fees paid indirectly	(6)
Reduction of expenses by investment adviser and distributor	(292,890)
Net expenses	$288,063
Net investment income	$169,477
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$220,081
Underlying affiliated funds	(421,379)
Capital gain distributions from underlying affiliated funds	60,138
Futures contracts	(1,029,828)
Swap agreements	50,729
Foreign currency	323,436
Net realized gain (loss) on investments and foreign currency	$(796,823)
Change in unrealized appreciation (depreciation)
Investments	$(141,631)
Futures contracts	147,412
Translation of assets and liabilities in foreign currencies	72,991
Net unrealized gain (loss) on investments and foreign currency translation	$78,772
Net realized and unrealized gain (loss) on investments and foreign currency	$(718,051)
Change in net assets from operations	$(548,574)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 6/30
	2016	2015
Change in net assets
From operations
Net investment income	$169,477	$152,180
Net realized gain (loss) on investments and foreign currency	(796,823)	800,390
Net unrealized gain (loss) on investments and foreign currency translation	78,772	(1,728,813)
Change in net assets from operations	$(548,574)	$(776,243)
Distributions declared to shareholders
From net investment income	$—	$(356,893)
From net realized gain on investments	(1,039,036)	(1,148,034)
Total distributions declared to shareholders	$(1,039,036)	$(1,504,927)
Change in net assets from fund share transactions	$(3,132,771)	$(2,454,489)
Total change in net assets	$(4,720,381)	$(4,735,659)
Net assets
At beginning of period	27,359,666	32,095,325
At end of period (including accumulated net investment loss of $230,451 and accumulated distributions in excess of net investment income of $413,828, respectively)	$22,639,285	$27,359,666

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 6/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.63	$10.40	$9.38	$9.01	$10.15
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.04	$0.09	$0.08	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	(0.31)	0.99	0.29	(1.04)
Total from investment operations	$(0.16)	$(0.27)	$1.08	$0.37	$(0.94)
Less distributions declared to shareholders
From net investment income	$—	$(0.12)	$(0.06)	$—	$(0.10)
From net realized gain on investments	(0.42)	(0.38)	—	—	(0.03)
From tax return of capital	—	—	—	—	(0.07)
Total distributions declared to shareholders	$(0.42)	$(0.50)	$(0.06)	$—	$(0.20)
Net asset value, end of period (x)	$9.05	$9.63	$10.40	$9.38	$9.01
Total return (%) (r)(s)(t)(x)	(1.42)	(2.56)	11.48	4.11	(9.28)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.54	2.35	2.04	2.07	2.11
Expenses after expense reductions (f)(h)	1.29	1.27	1.27	1.27	1.27
Net investment income	0.65	0.44	0.89	0.78	1.07
Portfolio turnover	54	39	47	48	48
Net assets at end of period (000 omitted)	$5,558	$6,654	$7,469	$5,181	$4,827
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	N/A	1.27	1.27	1.27
Ratio of expenses to average net assets after expense reductions excluding interest expense on cash collateral held at brokers (f)(h)	1.27	N/A	N/A	N/A	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 6/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.46	$10.26	$9.28	$8.98	$10.15
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.03)	$0.01	$0.01	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	(0.31)	0.98	0.29	(1.04)
Total from investment operations	$(0.23)	$(0.34)	$0.99	$0.30	$(1.01)
Less distributions declared to shareholders
From net investment income	$—	$(0.08)	$(0.01)	$—	$(0.08)
From net realized gain on investments	(0.42)	(0.38)	—	—	(0.03)
From tax return of capital	—	—	—	—	(0.05)
Total distributions declared to shareholders	$(0.42)	$(0.46)	$(0.01)	$—	$(0.16)
Net asset value, end of period (x)	$8.81	$9.46	$10.26	$9.28	$8.98
Total return (%) (r)(s)(t)(x)	(2.20)	(3.29)	10.63	3.34	(9.99)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	3.29	3.11	2.79	2.81	2.83
Expenses after expense reductions (f)(h)	2.04	2.02	2.02	2.02	2.02
Net investment income (loss)	(0.10)	(0.30)	0.14	0.06	0.29
Portfolio turnover	54	39	47	48	48
Net assets at end of period (000 omitted)	$708	$899	$933	$625	$601
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	N/A	2.02	2.02	2.02
Ratio of expenses to average net assets after expense reductions excluding interest expense on cash collateral held at brokers (f)(h)	2.02	N/A	N/A	N/A	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 6/30
	2016	2015	2014	2013		2012
Net asset value, beginning of period	$9.45	$10.25	$9.27	$8.97		$10.14
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.03)	$0.01	$0.00	(w)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)	(0.31)	0.98	0.30		(1.04)
Total from investment operations	$(0.22)	$(0.34)	$0.99	$0.30		$(1.01)
Less distributions declared to shareholders
From net investment income	$—	$(0.08)	$(0.01)	$—		$(0.08)
From net realized gain on investments	(0.42)	(0.38)	—	—		(0.03)
From tax return of capital	—	—	—	—		(0.05)
Total distributions declared to shareholders	$(0.42)	$(0.46)	$(0.01)	$—		$(0.16)
Net asset value, end of period (x)	$8.81	$9.45	$10.25	$9.27		$8.97
Total return (%) (r)(s)(t)(x)	(2.09)	(3.29)	10.63	3.34		(10.02)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	3.29	3.10	2.79	2.82		2.85
Expenses after expense reductions (f)(h)	2.04	2.02	2.02	2.02		2.02
Net investment income (loss)	(0.10)	(0.31)	0.12	0.03		0.31
Portfolio turnover	54	39	47	48		48
Net assets at end of period (000 omitted)	$1,538	$2,105	$2,393	$2,253		$2,223
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	N/A	2.02	2.02		2.02
Ratio of expenses to average net assets after expense reductions excluding interest expense on cash collateral held at brokers (f)(h)	2.02	N/A	N/A	N/A		N/A

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 6/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.67	$10.43	$9.42	$9.02	$10.16
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.07	$0.11	$0.10	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)	(0.32)	0.99	0.30	(1.04)
Total from investment operations	$(0.13)	$(0.25)	$1.10	$0.40	$(0.92)
Less distributions declared to shareholders
From net investment income	$—	$(0.13)	$(0.09)	$—	$(0.11)
From net realized gain on investments	(0.42)	(0.38)	—	—	(0.03)
From tax return of capital	—	—	—	—	(0.08)
Total distributions declared to shareholders	$(0.42)	$(0.51)	$(0.09)	$—	$(0.22)
Net asset value, end of period (x)	$9.12	$9.67	$10.43	$9.42	$9.02
Total return (%) (r)(s)(x)	(1.09)	(2.32)	11.68	4.43	(9.13)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.28	2.10	1.79	1.81	1.76
Expenses after expense reductions (f)(h)	1.04	1.02	1.02	1.02	1.02
Net investment income	0.91	0.69	1.11	1.04	1.23
Portfolio turnover	54	39	47	48	48
Net assets at end of period (000 omitted)	$12,847	$15,889	$19,534	$21,760	$23,150
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	N/A	1.02	1.02	1.02
Ratio of expenses to average net assets after expense reductions excluding interest expense on cash collateral held at brokers (f)(h)	1.02	N/A	N/A	N/A	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 6/30
	2016		2015	2014		2013		2012
Net asset value, beginning of period	$9.48		$10.28	$9.30		$9.00		$10.16
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.03)	$0.01		$0.00	(w)	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)		(0.31)	0.97		0.30		(1.03)
Total from investment operations	$(0.22)		$(0.34)	$0.98		$0.30		$(1.01)
Less distributions declared to shareholders
From net investment income	$—		$(0.08)	$(0.00	)(w)	$—		$(0.07)
From net realized gain on investments	(0.42)		(0.38)	—		—		(0.03)
From tax return of capital	—		—	—		—		(0.05)
Total distributions declared to shareholders	$(0.42)		$(0.46)	$(0.00	)(w)	$—		$(0.15)
Net asset value, end of period (x)	$8.84		$9.48	$10.28		$9.30		$9.00
Total return (%) (r)(s)(x)	(2.09)		(3.28)	10.59		3.33		(10.02)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	3.26		3.10	2.79		2.81		2.76
Expenses after expense reductions (f)(h)	2.04		2.02	2.02		2.02		2.02
Net investment income (loss)	(0.01)		(0.31)	0.12		0.04		0.22
Portfolio turnover	54		39	47		48		48
Net assets at end of period (000 omitted)	$66		$101	$105		$95		$92
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A		N/A	2.02		2.02		2.02
Ratio of expenses to average net assets after expense reductions excluding interest expense on cash collateral held at brokers (f)(h)	2.02		N/A	N/A		N/A		N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 6/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.59	$10.38	$9.36	$9.01	$10.16
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.02	$0.06	$0.05	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	(0.33)	0.99	0.30	(1.04)
Total from investment operations	$(0.18)	$(0.31)	$1.05	$0.35	$(0.97)
Less distributions declared to shareholders
From net investment income	$—	$(0.10)	$(0.03)	$—	$(0.09)
From net realized gain on investments	(0.42)	(0.38)	—	—	(0.03)
From tax return of capital	—	—	—	—	(0.06)
Total distributions declared to shareholders	$(0.42)	$(0.48)	$(0.03)	$—	$(0.18)
Net asset value, end of period (x)	$8.99	$9.59	$10.38	$9.36	$9.01
Total return (%) (r)(s)(x)	(1.64)	(2.89)	11.19	3.88	(9.57)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.77	2.61	2.29	2.32	2.26
Expenses after expense reductions (f)(h)	1.54	1.52	1.52	1.52	1.52
Net investment income	0.47	0.19	0.63	0.55	0.72
Portfolio turnover	54	39	47	48	48
Net assets at end of period (000 omitted)	$56	$109	$110	$102	$92
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	N/A	1.52	1.52	1.52
Ratio of expenses to average net assets after expense reductions excluding interest expense on cash collateral held at brokers (f)(h)	1.52	N/A	N/A	N/A	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 6/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.61	$10.38	$9.39	$9.02	$10.16
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.04	$0.09	$0.08	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)	(0.31)	0.97	0.29	(1.03)
Total from investment operations	$(0.15)	$(0.27)	$1.06	$0.37	$(0.94)
Less distributions declared to shareholders
From net investment income	$—	$(0.12)	$(0.07)	$—	$(0.10)
From net realized gain on investments	(0.42)	(0.38)	—	—	(0.03)
From tax return of capital	—	—	—	—	(0.07)
Total distributions declared to shareholders	$(0.42)	$(0.50)	$(0.07)	$—	$(0.20)
Net asset value, end of period (x)	$9.04	$9.61	$10.38	$9.39	$9.02
Total return (%) (r)(s)(x)	(1.31)	(2.56)	11.33	4.10	(9.30)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.54	2.36	2.04	2.07	2.01
Expenses after expense reductions (f)(h)	1.29	1.27	1.27	1.27	1.27
Net investment income	0.65	0.44	0.91	0.79	0.97
Portfolio turnover	54	39	47	48	48
Net assets at end of period (000 omitted)	$1,233	$1,387	$1,332	$100	$93
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	N/A	1.27	1.27	1.27
Ratio of expenses to average net assets after expense reductions excluding interest expense on cash collateral held at brokers (f)(h)	1.27	N/A	N/A	N/A	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 6/30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.67	$10.43	$9.42	$9.02	$10.16
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.07	$0.11	$0.10	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	(0.32)	0.99	0.30	(1.03)
Total from investment operations	$(0.13)	$(0.25)	$1.10	$0.40	$(0.92)
Less distributions declared to shareholders
From net investment income	$—	$(0.13)	$(0.09)	$—	$(0.11)
From net realized gain on investments	(0.42)	(0.38)	—	—	(0.03)
From tax return of capital	—	—	—	—	(0.08)
Total distributions declared to shareholders	$(0.42)	$(0.51)	$(0.09)	$—	$(0.22)
Net asset value, end of period (x)	$9.12	$9.67	$10.43	$9.42	$9.02
Total return (%) (r)(s)(x)	(1.09)	(2.32)	11.68	4.43	(9.13)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.27	2.10	1.79	1.82	1.76
Expenses after expense reductions (f)(h)	1.04	1.02	1.02	1.02	1.02
Net investment income	0.98	0.69	1.12	1.04	1.22
Portfolio turnover	54	39	47	48	48
Net assets at end of period (000 omitted)	$52	$106	$108	$97	$93
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	N/A	1.02	1.02	1.02
Ratio of expenses to average net assets after expense reductions excluding interest expense on cash collateral held at brokers (f)(h)	1.02	N/A	N/A	N/A	N/A

See Notes to Financial Statements

Financial Highlights – continued

Class R5	Years ended 6/30
	2016	2015	2014	2013 (i)
Net asset value, beginning of period	$9.68	$10.43	$9.42	$9.53
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.07	$0.11	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)	(0.31)	0.99	(0.18	)(g)
Total from investment operations	$(0.13)	$(0.24)	$1.10	$(0.11)
Less distributions declared to shareholders
From net investment income	$—	$(0.13)	$(0.09)	$—
From net realized gain on investments	(0.42)	(0.38)	—	—
Total distributions declared to shareholders	$(0.42)	$(0.51)	$(0.09)	$—
Net asset value, end of period (x)	$9.13	$9.68	$10.43	$9.42
Total return (%) (r)(s)(x)	(1.09)	(2.20)	11.73	(1.15	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.26	2.06	1.75	1.84	(a)
Expenses after expense reductions (f)(h)	1.00	0.98	0.99	1.00	(a)
Net investment income	0.86	0.74	1.15	1.11	(a)
Portfolio turnover	54	39	47	48
Net assets at end of period (000 omitted)	$581	$108	$110	$99
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	N/A	N/A	0.99	1.00	(a)
Ratio of expenses to average net assets after expense reductions excluding interest expense on cash collateral held at brokers (f)(h)	0.97	N/A	N/A	N/A

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of the fund’s shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class inception, November 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Multi-Asset Fund (the fund) is a diversified series of MFS Series Trust XVI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid

Notes to Financial Statements – continued

quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed

Notes to Financial Statements – continued

to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not

Notes to Financial Statements – continued

reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of June 30, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$4,235,800	$—	$—	$4,235,800
Japan	—	535,108	—	535,108
United Kingdom	222,611	136,917	—	359,528
France	—	307,966	—	307,966
Switzerland	—	262,106	—	262,106
Germany	65,519	95,706	—	161,225
Taiwan	135,085	—	—	135,085
Netherlands	—	133,556	—	133,556
Hong Kong	—	120,517	—	120,517
Other Countries	153,368	302,735	—	456,103
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	3,323,822	—	3,323,822
Non-U.S. Sovereign Debt	—	2,565,483	—	2,565,483
U.S. Corporate Bonds	—	2,313,937	—	2,313,937
Residential Mortgage-Backed Securities	—	573,636	—	573,636
Commercial Mortgage-Backed Securities	—	464,220	—	464,220
Asset-Backed Securities	—	26,024	—	26,024
Foreign Bonds	—	568,366	—	568,366
Floating Rate Loans	—	52,438	—	52,438
Mutual Funds	5,759,425	—	—	5,759,425
Total Investments	$10,571,808	$11,782,537	$—	$22,354,345

Other Financial Instruments
Futures Contracts – Assets	$40,270	$188,554	$—	$228,824
Futures Contracts – Liabilities	(56,641)	(47,582)	—	(104,223)
Forward Foreign Currency Exchange Contracts	—	182,237	—	182,237

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Of the level 2 investments presented above, equity investments amounting to $1,496,184 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $52,713 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

Notes to Financial Statements – continued

The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at June 30, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$7,952	$(29,675)
Foreign Exchange	Forward Foreign Currency Exchange	320,703	(138,466)
Equity	Equity Futures	220,872	(74,548)
Equity	Purchased Equity Options	3,374	—
Total		$552,901	$(242,689)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended June 30, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$28,577	$—	$—	$—
Foreign Exchange	—	—	372,586	—
Equity	(1,058,405)	50,729	—	(57,474)
Total	$(1,029,828)	$50,729	$372,586	$(57,474)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended June 30, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$8,698	$—	$—
Foreign Exchange	—	33,154	—
Equity	138,714	—	788
Total	$147,412	$33,154	$788

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA

Notes to Financial Statements – continued

Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may make payments of interest on cash collateral held by the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of June 30, 2016:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$14,283	$(7,664)
Forward Foreign Currency Exchange Contracts	320,703	(138,466)
Purchased Options	3,374	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$338,360	$(146,130)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	18,302	(14,146)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$320,058	$(131,984)

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at June 30, 2016:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$641	$(641)	$—	$—	$—
Citibank N.A.	402	(209)	—	—	193
Deutsche Bank AG	42,509	(10,817)	—	—	31,692
Goldman Sachs International	83,869	(45,176)	—	—	38,693
JPMorgan Chase Bank N.A.	189,960	(69,141)	—	—	120,819
Merrill Lynch International Bank	171	(171)	—	—	—
Morgan Stanley Capital Services, Inc.	943	—	—	—	943
Westpac Banking Corp.	1,563	(1,563)	—	—	—
Total	$320,058	$(127,718)	$—	$—	$192,340

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at June 30, 2016:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(681)	$641	$—	$—	$(40)
Brown Brothers Harriman	(880)	—	—	—	(880)
Citibank N.A.	(209)	209	—	—	—
Deutsche Bank AG	(10,817)	10,817	—	—	—
Goldman Sachs International	(45,176)	45,176	—	—	—
JPMorgan Chase Bank N.A.	(69,141)	69,141	—	—	—
Merrill Lynch International Bank	(536)	171	—	—	(365)
Westpac Banking Corp.	(4,544)	1,563	—	—	(2,981)
Total	$(131,984)	$127,718	$—	$—	$(4,266)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Notes to Financial Statements – continued

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit

Notes to Financial Statements – continued

risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an international payment system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to

Notes to Financial Statements – continued

cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into total return swaps which involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. The fund may enter into total return swap agreements on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At June 30, 2016, the fund had no short sales outstanding.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in

Notes to Financial Statements – continued

the same manner as other dividend and interest income. At June 30, 2016, there were no securities on loan or collateral outstanding.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency.

Notes to Financial Statements – continued

U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended June 30, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code,

Notes to Financial Statements – continued

and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	6/30/16	6/30/15
Ordinary income (including any short-term capital gains)	$469,380	$693,914
Long-term capital gains	569,656	811,013
Total distributions	$1,039,036	$1,504,927

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/16
Cost of investments	$23,642,208
Gross appreciation	128,909
Gross depreciation	(1,416,772)
Net unrealized appreciation (depreciation)	$(1,287,863)
Capital loss carryforwards	(457,991)
Late year ordinary loss deferral	(230,166)
Other temporary differences	87,253

Notes to Financial Statements – continued

As of June 30, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(457,991)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 6/30/16	Year ended 6/30/15	Year ended 6/30/16	Year ended 6/30/15
Class A	$—	$83,213	$262,597	$276,099
Class B	—	6,849	35,232	34,396
Class C	—	18,618	80,634	92,447
Class I	—	228,402	568,593	678,551
Class R1	—	782	2,305	3,927
Class R2	—	1,109	2,455	4,158
Class R3	—	15,173	58,976	50,359
Class R4	—	1,349	2,255	4,009
Class R5	—	1,398	25,989	4,088
Total	$—	$356,893	$1,039,036	$1,148,034

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly on average daily net assets, excluding net assets invested in the MFS Commodity Strategy Fund and the MFS Global Real Estate Fund, at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended June 30, 2016, this management fee reduction amounted to $1,697, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2016 was equivalent to an annual effective rate of 0.72% of the fund’s average daily

Notes to Financial Statements – continued

net assets which equates to 0.89% of the fund’s average daily net assets excluding the average daily net assets invested in the MFS Commodity Strategy Fund and the MFS Global Real Estate Fund.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.27%	2.02%	2.02%	1.02%	2.02%	1.52%	1.27%	1.02%	1.01%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2017. For the year ended June 30, 2016, this reduction amounted to $291,070, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,753 for the year ended June 30, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$14,765
Class B	0.75%	0.25%	1.00%	1.00%	7,619
Class C	0.75%	0.25%	1.00%	1.00%	16,761
Class R1	0.75%	0.25%	1.00%	1.00%	632
Class R2	0.25%	0.25%	0.50%	0.50%	318
Class R3	—	0.25%	0.25%	0.25%	3,188
Total Distribution and Service Fees					$43,283

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended June 30, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed

Notes to Financial Statements – continued

money. For the year ended June 30, 2016, this rebate amounted to $123 for Class A, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended June 30, 2016, were as follows:

Amount
Class A	$149
Class B	895
Class C	378

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended June 30, 2016, the fee was $3,661, which equated to 0.0156% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended June 30, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $14,761.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2016 was equivalent to an annual effective rate of 0.0744% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended June 30, 2016, the fee paid by the fund under this agreement was $63 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

MFS redeemed the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
9/10/14	Class I	95,969	$1,000,000
3/11/15	Class I	104,058	1,000,000
6/10/15	Class I	103,093	1,000,000
9/09/15	Class B	5,174	46,256
9/09/15	Class I	110,132	1,000,000
9/09/15	Class R1	5,156	46,198
9/09/15	Class R2	5,329	48,387
9/09/15	Class R3	5,431	49,422
9/09/15	Class R4	5,521	50,572
9/09/15	Class R5	5,735	52,533
12/10/15	Class I	111,732	1,000,000
3/16/16	Class I	68	586

At June 30, 2016, MFS held approximately 94%, 77%, 92%, and 100% of the outstanding shares of Class I, Class R1, Class R2, and Class R4, respectively.

(4) Portfolio Securities

For the year ended June 30, 2016, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,863,059	$2,743,640
Investments (non-U.S. Government securities)	$10,224,950	$13,354,017

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/16		Year ended 6/30/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	67,610	$588,408	120,810	$1,212,770
Class B	4,710	41,333	8,727	83,942
Class C	30,570	262,634	41,599	411,632
Class I	52,810	459,804	20,703	209,527
Class R1	1,703	14,080	—	—
Class R2	135	1,193	286	2,844
Class R3	16,867	149,276	15,602	154,241
Class R5	61,983	565,569	3	35
	236,388	$2,082,297	207,730	$2,074,991

Notes to Financial Statements – continued

	Year ended 6/30/16		Year ended 6/30/15
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	30,039	$254,728	36,096	$346,296
Class B	3,759	31,163	3,913	36,916
Class C	8,986	74,401	9,929	93,678
Class I	66,245	565,070	93,638	901,762
Class R1	277	2,305	498	4,709
Class R2	291	2,455	551	5,267
Class R3	6,963	58,976	6,845	65,532
Class R4	264	2,255	556	5,358
Class R5	264	2,255	570	5,486
	117,088	$993,608	152,596	$1,465,004

Shares reacquired
Class A	(174,815)	$(1,559,992)	(184,039)	$(1,827,974)
Class B	(23,189)	(201,133)	(8,497)	(83,367)
Class C	(87,739)	(748,614)	(62,263)	(600,663)
Class I	(352,833)	(3,182,925)	(344,104)	(3,417,215)
Class R1	(5,158)	(46,213)	—	—
Class R2	(5,564)	(50,572)	(70)	(669)
Class R3	(31,659)	(282,618)	(6,501)	(64,562)
Class R4	(5,521)	(50,572)	—	—
Class R5	(9,768)	(86,037)	(4)	(34)
	(696,246)	$(6,208,676)	(605,478)	$(5,994,484)

Net change
Class A	(77,166)	$(716,856)	(27,133)	$(268,908)
Class B	(14,720)	(128,637)	4,143	37,491
Class C	(48,183)	(411,579)	(10,735)	(95,353)
Class I	(233,778)	(2,158,051)	(229,763)	(2,305,926)
Class R1	(3,178)	(29,828)	498	4,709
Class R2	(5,138)	(46,924)	767	7,442
Class R3	(7,829)	(74,366)	15,946	155,211
Class R4	(5,257)	(48,317)	556	5,358
Class R5	52,479	481,787	569	5,487
	(342,770)	$(3,132,771)	(245,152)	$(2,454,489)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other

Notes to Financial Statements – continued

funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2016, the fund’s commitment fee and interest expense were $92 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Commodity Strategy Fund	611,062	108,691	(139,364)	580,389
MFS Global Real Estate Fund	87,011	9,639	(24,282)	72,368
MFS Institutional Money Market Portfolio	1,559,679	9,542,076	(10,118,841)	982,914

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Commodity Strategy Fund	$(448,248)	$—	$13,387	$3,575,196
MFS Global Real Estate Fund	26,869	60,138	27,973	1,201,315
MFS Institutional Money Market Portfolio	—	—	2,666	982,914
	$(421,379)	$60,138	$44,026	$5,759,425

(8) Subsequent Event

Effective August 26, 2016, Class R5 will be renamed Class R6.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XVI and Shareholders of MFS Global Multi-Asset Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Multi-Asset Fund (the Fund) (one of the series constituting the MFS Series Trust XVI) as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Multi-Asset Fund (one of the series constituting the MFS Series Trust XVI) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 15, 2016

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of August 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira(k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

Trustees and Officers – continued

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of August 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Benjamin Nastou Natalie Shapiro

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $627,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 8.89% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Butler, Kavanaugh and Uek and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended June 30, 2016 and 2015, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2016	2015
Fees billed by E&Y:
MFS Global Multi-Asset Fund	51,223	51,223

For the fiscal years ended June 30, 2016 and 2015, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS Global Multi-Asset Fund	0	0	10,285	10,234	4,706	3,147

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Multi-Asset Fund*	1,800,337	597,838	0	0	149,169	0

	Aggregate Fees for Non-audit Services
	2016	2015
Fees billed by E&Y:
To MFS Global Multi-Asset Fund, MFS and MFS Related Entities#	2,195,097	707,219

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of MFS Global Multi-Asset Fund is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XVI

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: August 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: August 15, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 15, 2016

*	Print name and title of each signing officer under his or her signature.